Exhibit 99.2

EARNINGS RESULTS 4 Q AND FULL YEAR 2015

SOLID FINANCIAL RESULTS AND BUSINESS EXECUTION • Record Q415 revenue of $113.2 million and 2015 full - year revenue of $426.0 million • Year - over - Year revenue growth of 12% for the quarter and 10% for the full - year • Record Q415 Adjusted EBITDA* of $15.5 million and 2015 full - year Adjusted EBITDA* of $50.0 million • Year - over - Year Adjusted EBITDA* growth of 50% for the quarter and 63% for the full - year * See Appendix A and Appendix B for the definition of Adjusted EBITDA and a reconciliation to Net Income 2

STRONG COMPANY TRACK RECORD SINCE INCEPTION $260 $388 $426 $470 - 490 $200 $250 $300 $350 $400 $450 $500 2013 2014 2015 2016** $12 $31 $50 $57 - 65 $0 $15 $30 $45 $60 $75 2013 2014 2015 2016** Revenue Adjusted EBITDA* $ in MM $ in MM 3 * See Appendix A and Appendix B for the definition of Adjusted EBITDA and a reconciliation to Net Income ** Financial guidance is as of March 3, 2016. The financial guidance by management was based on the economic environment as of such date. Actual results may differ materially. No reference (oral or written) to such guidance should be construed as an update, revision, confirmat ion or clarification of same.

CONTENT SERVICES • Revenue of $81.1 million in 4Q15 , representing Year - over - Year growth of 15% • Record gross margin for quarter ( 36%) and year (34%) • 20 new airline wins in 2015; 95+% retention rate • New exclusive distribution deals 4

• Airconnect connectivity system installed on 700+ aircraft worldwide • Global antenna, HT aero modem and satellite capacity investments • Airtime IFE system: Streaming content to passenger devices • New customers • Launched and expanded Trials CONNECTIVITY SYSTEMS 5 Shareco Shareco

Satellite Adding capacity while r educing bandwidth costs; strategic partner on Ku - HTS Antenna New, steerable antenna to work in equatorial regions and extreme latitudes; lower added fuel burn Modem New modem to increase throughput speeds up to 250 Mbps CONNECTIVITY SYSTEMS: STRATEGIC PARTNERSHIPS 6

DIGITAL MEDIA SOLUTIONS • Live IPTV on 4 airlines • “Best Wireless IFE System” – Aircraft Interiors • Airtime Content - to - Go now flying on • Initial feedback on new products are strong with usage exceeding forecasts 7

DIGITAL MEDIA SOLUTIONS: AIRTIME Airtime Content - to - Go Airtime IFE Hardware and software solution for streaming content securely to passengers’ devices . Enables airlines to deliver a feature rich unique experience to passengers. M obile app downloaded to passengers ' devices, enabling a personalized infotainment experience. Enables airlines to deploy IFE without any onboard hardware. 8

• Gaining momentum and traction in the marketplace • 10 new customers, including • Helping drive GEE growth by offering fully connected cockpit and cabin OPERATIONS SOLUTIONS 9

LOOKING AHEAD • Providing value - added, profitable services in the aviation and maritime markets • Continuously improving our established satellite - based offering • Growing our profitable Content and Digital Media businesses • Gaining traction in our Operations Solutions business • Sales pipeline is stronger than ever 10

FINANCIALS: CONSOLIDATED • Q4 Revenue was $113.2 million, up 12% YoY • Q4 Contribution Profit was $ 41.0 million, up $8.7 million or 27% from 4Q14 • Q4 Adjusted EBITDA* reached $15.5 million, up 50% YoY and 10% sequentially $ in MM $ in MM * See Appendix A and Appendix B for the definition of Adjusted EBITDA and a reconciliation to Net Income 11

FINANCIALS: GUIDANCE** • 2016 Full Year Revenue of $470 - $ 490 million • 2016 Full Year Adjusted EBITDA* of $57 - $65 million • 2016 Full Year CapEx range from $25 to $30 million • Installation backlog of between 200 - 225 planes to be installed over the next two years 12 * See Appendix A and Appendix B for the definition of Adjusted EBITDA and a reconciliation to Net Income ** Financial guidance is as of March 3, 2015. The financial guidance by management was based on the economic environment as of such date. Actual results may differ materially. No reference (oral or written) to such guidance should be construed as an update, revision, confirmat ion or clarification of same.

1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 Net Income (27.0) (13.1) (5.6) (69.2) (26.3) 12.0 (15.5) (25.0) (3.4) 13.0 (6.9) (4.8) NI Attributable to Non - Controlling Interests - 0.1 0.2 - 0.2 - - - - - - - Income Tax - 0.6 1.2 - 1.3 0.8 1.5 4.6 (0.7) 1.3 0.2 749 Other Income (Expense) 4.8 5.0 (1.7) 60.1 15.9 (20.3) 7.1 11.2 0.1 (13.8) 3.2 2.1 Depreciation and Amortization 4.7 7.0 8.7 11.0 9.4 8.3 8.3 8.4 8.2 8.2 9.5 10.7 Stock - based Compensation 1.6 0.9 (0.6) 1.1 2.6 2.0 1.9 1.6 2.6 1.6 2.1 2.0 Acquisition and Realignment Costs 12.2 1.4 3.2 5.5 2.1 3.6 3.0 8.0 1.2 2.0 5.8 4.7 Restructuring Charges - - - - - - 2.6 1.6 0.3 - 0.1 0.4 F/X Gain (Loss) on Intercompany Loan 1.4 (0.5) (0.8) - - - - - - - - - Adjusted EBITDA $(0.5)* $1.2 $4.5 $8.6 $5.1 $6.5 $8.8 $10.4 $8.2 $12.2 $14.1 $15.5 APPENDIX A: RECONCILIATION OF ADJUSTED EBITDA US Dollars in Millions *Pro Forma adjusted EBITDA 13

APPENDIX B: DEFINITION OF ADJUSTED EBITDA

To supplement our consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States of America, or GAAP, we present Adjusted EBITDA, which is a non-GAAP financial measure, as a measure of our performance. The presentation of Adjusted EBITDA is not intended to be considered in isolation from, or as a substitute for, or superior to, net income (loss) or any other performance measures derived in accordance with GAAP or as an alternative to net cash provided by operating activities or any other measures of our cash flow or liquidity. For more information on this non-GAAP financial measure, please see the table entitled "Reconciliation of Non-GAAP Measure to GAAP Measure" at the end of this release.

Adjusted EBITDA is the primary measure used by our management and board of directors to understand and evaluate our financial performance and operating trends, including period to period comparisons, to prepare and approve our annual budget and to develop short and long term operational plans. Additionally, Adjusted EBITDA is the primary measure used by the compensation committee of our board of directors to establish the funding targets for and fund the annual bonus pool for our employees and executives. We believe our presentation of Adjusted EBITDA is useful to investors both because it allows for greater transparency with respect to key metrics used by management in its financial and operational decision-making and our management frequently uses it in discussions with investors, commercial bankers, securities analysts and other users of our financial statements.

We define Adjusted EBITDA as net income (loss) attributable to common stockholders before, when applicable, net income (loss) attributable to non-controlling interests, income tax expense (benefit), other (income) expense, depreciation and amortization, as further adjusted to eliminate the impact of, when applicable, stock-based compensation, acquisition and realignment costs, restructuring charges, F/X gain (loss) on intercompany loans and any gains or losses on certain asset sales or dispositions. Other income (expense), acquisition and realignment costs and restructuring charges include such items, when applicable, as (a) non-cash GAAP purchase accounting adjustments for certain deferred revenue and costs, (b) legal, accounting and other professional fees directly attributable to acquisition activity, (c) employee severance payments and third party professional fees directly attributable to acquisition or corporate realignment activities, (d) certain non-recurring expenses associated with our expansion into China that did not generate associated revenue in 2014, (e) legal settlements or reserves for legal settlements in the period that pertain to historical matters that existed at acquired companies prior to their purchase date, (f)non-cash impairment of a portion of certain receivables directly attributable to a customer undergoing economic hardships from trade sanctions imposed by the European Union and the United States on Russia, (g) changes in the fair value of our derivative financial instruments, (h) interest expense associated with our debt and (i) any restructuring charges in the period pursuant to our integration plan announced on September 23, 2014. Management does not consider these costs to be indicative of our core operating results.

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